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Exhibit 10.47

                            CERTIFICATE OF AMENDMENT OF
                            CERTIFICATE OF INCORPORATION
                                         OF
                            QUICKRESPONSE SERVICES, INC.
                                a Delaware corporation
                             (pursuant to Section 242 of
                        the Delaware General Corporation Law)


          The undersigned, H. Lynn Hazlett, HEREBY CERTIFIES AS FOLLOWS:

          FIRST: The name of the corporation (hereinafter called the "Corporation") is QuickResponse Services, Inc.

          SECOND: The Certificate of Incorporation of said Corporation, which was originally incorporated in Delaware on June 23, 1997 under the name QuickResponse Delaware, Inc., and whose name was corrected by Certificate of Correction on October 21, 1997 to the Corporation's current name of QuickResponse Services, Inc., is hereby amended by striking out Article First thereof and by substituting in lieu of said Article First, the following new Article First:

               "FIRST:  The name of this corporation is QRS Corporation."

          THIRD: The amendment of the Certificate of Incorporation of the Corporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.


          IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Certificate of Incorporation this 8 day of May, 1998.



                               \s\ H. Lynn Hazlett
                              --------------------------------------------
                              H. Lynn Hazlett, Chief Executive Officer


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